UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report  (Date of earliest event reported):     February 11, 2000
                                                       -----------------



                           5B Technologies Corporation
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


         Delaware                        0-27190                 11-3529387
         --------                        -------                 ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                   One Jericho Plaza, Jericho, New York 11753
                   ------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code       (516) 938-3400
                                                   --------------------------


                         PARAMOUNT FINANCIAL CORPORATION
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Effective on February 11, 2000, Paramount Financial Corporation, a Delaware corporation ("Paramount"), reorganized into a holding company form of corporate organizational structure, whereby 5B Technologies Corporation, a Delaware corporation ("5B"), became the holding company and Paramount became the wholly owned subsidiary of 5B. The new holding company structure and the new corporate name allows 5B to align its corporate identity more closely to the focus of its business operations in technology, the Internet and staffing.

         The new holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the "Merger"), which provides for the formation of a holding company structure without a vote of the stockholders of Paramount. In the Merger, Paramount Merger Corporation, a Delaware corporation (the "Merger Sub"), merged with and into Paramount, with Paramount (renamed Paramount Operations Inc.) as the surviving corporation (the "Surviving Corporation"). Prior to the Merger, 5B was a direct, wholly owned subsidiary of Paramount, and Merger Sub was a direct, wholly owned subsidiary of 5B and was organized for the purpose of implementing the holding company organizational structure. Pursuant to the Merger, (i) each outstanding share of common stock, $0.04 par value per share, of Paramount was automatically converted into one share of common stock, $0.04 par value per share, of 5B, (ii) all of the issued and outstanding shares of Merger Sub were automatically converted into shares of the Surviving Corporation's common stock, and Merger Sub's corporate existence ceased, and
(iii) all of the issued and outstanding shares of 5B owned by Paramount were canceled. The change to the holding company structure was tax free for federal income tax purposes for stockholders.

         As a result of the Merger, Paramount became a direct wholly owned subsidiary of 5B. 5B's common stock will continue to trade on the Nasdaq SmallCap Market under the new symbol "FIVE" and 5B's Class A Warrants will continue to trade on the Nasdaq SmallCap Market under the new symbol "FIVEW".

         Certificates formerly representing shares of outstanding common stock of Paramount were automatically converted on a share-for-share basis and currently are deemed to represent the same number of shares of common stock of 5B until such certificates are submitted to 5B's transfer agent for transfer. Stockholders will receive materials to exchange old Paramount shares for new 5B shares in the near future.

         A copy of the press release further describing the transaction is attached hereto as Exhibit 99.1.

         5B hereby incorporates by reference the Agreement and Plan of Merger attached hereto as Exhibit 2.1, and the press release attached hereto as Exhibit 99.1, each made a part hereof, into this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.
                  --------

                  2.1 Agreement and Plan of Merger, dated as of February 11, 2000, by and among Paramount Financial Corporation, 5B Technologies Corporation and Paramount Merger Corporation.

                  99.1     Press Release, dated February 14, 2000.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           5B TECHNOLOGIES CORPORATION


Date:    February 15, 2000                 By          /s/ Glenn Nortman
     -------------------------                  -------------------------------
                                                 Glenn Nortman, Chief Executive
                                                    Officer

                                  EXHIBIT INDEX



                  EXHIBIT                            DESCRIPTION
                  -------                            -----------

                  2.1 Agreement and Plan of Merger, dated as of February 11, 2000, by and among Paramount Financial Corporation, 5B Technologies Corporation, and Paramount
                                    Merger Corporation.

                  99.1              Press Release, dated February 14, 2000.